UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2008

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware                          333-102629      45-0486747
(State or other jurisdiction of incorporation)          (Commission File Number)             (IRS Employer Identification No.)

140 Intracoastal Pointe Drive, Suite 404
    Jupiter, Florida  33477
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 743-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
On April 15, 2008, the Court of Chancery of the State of Delaware (the "Court of Chancery") issued an order (the "Court Order") directing Dyadic International, Inc. (the "Company") to notice and hold an annual meeting of its stockholders (the "Annual Meeting") for the purpose of electing directors in Class III and Class I of the Company's board of directors.  The Annual Meeting will be held on Friday, June 20, 2008.  The record date for the meeting will be April 23, 2008.  The Company will mail the formal notice of the Annual Meeting to the Company's stockholders at least 40 days and no more than 50 days prior to the date of the Annual Meeting.  A copy of the Court Order is attached hereto as Exhibit 99.1.

By way of background, as previously disclosed in the Company's Current Reports on Form 8-K (filed on November 19, 2007, December 28, 2007, March 4, 2008 and March 14, 2008), on November 14, 2007, Mark A. Emalfarb, in his capacity as trustee of the Mark A. Emalfarb Trust U/A/D October 1, 1987, a stockholder of the Company, filed a petition in the Court of Chancery pursuant to Section 211 of the General Corporation Law of the State of Delaware seeking an order of the Court of Chancery directing the Company to hold an annual meeting of its stockholders for the election of directors.  The Company did not oppose a court order directing the Company to hold an annual meeting of stockholders, but disagreed with the petitioner about the number of classes of directors that should be elected at the annual meeting and about the appropriate date (and the period of time to elapse before that date) for such a meeting.  The Court Order was issued following a hearing before the Court of Chancery held on April 8, 2008.

Pursuant to the Company's Amended and Restated Bylaws (the "Bylaws"), for director nominations or other business to be properly brought before the Annual Meeting by an eligible stockholder, a stockholder must deliver to the Secretary of the Company at the Company's principal executive office a written notice (which, in the case of director nominations, must include the name of each person whom the stockholder proposes to nominate for election or reelection as a director and certain other information specified in the Bylaws) of any such nominations or other business no later than April 25, 2008.  The stockholder must be a stockholder of record at the time of giving such notice and must be entitled to vote at the Annual Meeting.  The foregoing description of the Bylaws is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws.  A copy of the Bylaws is attached as Exhibit 3.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2004.

The Company intends to nominate its own director nominees for election as Class III and Class I directors at the Annual Meeting.  The Company will furnish stockholders with a proxy statement and related materials for the Annual Meeting at an appropriate time in advance of the meeting.  STOCKHOLDERS OF THE COMPANY ARE URGED TO READ AND CONSIDER SUCH PROXY MATERIALS WHEN THEY BECOME AVAILABLE AS SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

On April 15, 2008, the Company issued a press release regarding the matters described in this Current Report on Form 8-K.  The complete text of the press release is attached hereto as Exhibit 99.2.

THIS COMMUNICATION DOES NOT CONSTITUTE SOLICITATION MATERIAL OR A REQUEST FOR A PROXY AND IS NOT BEING FURNISHED UNDER CIRCUMSTANCES CALCULATED TO RESULT IN THE PROCUREMENT, WITHHOLDING OR REVOCATION OF A PROXY OR VOTE ON ANY MATTER.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

Exhibit Number	Description of Exhibit
99.1	Order, dated April 15, 2008, issued by the Court of Chancery of the State of Delaware
99.2	Press Release of Dyadic International, Inc. dated April 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYADIC INTERNATIONAL, INC.

Date: April 15, 2008     By:  /s/ Lisa De La Pointe___
Name: Lisa De La Pointe
Title:	Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Order, dated April 15, 2008, issued by the Court of Chancery of the State of Delaware
99.2	Press Release of Dyadic International, Inc. dated April 15, 2008